Exhibit 16

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


May 7, 1997                                            Richard L.  Baird, Jr.
Date                                                   Signature



Arthur J. Pugh
Witness                                                Richard L.  Baird, Jr.
                                                       Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


May 7, 1997                                               Frank H. Blatz, Jr.
Date                                                      Signature




Charles E. Diehl                                          Frank H. Blatz, Jr.
Witness                                                   Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


May 7, 1997                                              Charles E. Diehl
Date                                                     Signature




Frank H. Blatz, Jr.                                      Charles E. Diehl
Witness                                                  Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


May 7, 1997                                     John G. Guffey, Jr.
Date                                            Signature




M. Charito Kruvant                              John G. Guffey, Jr.
Witness                                         Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


May 7, 1997                                           Barbara Krumsiek
Date                                                  Signature




Edith Lillie                                          Barbara Krumsiek
Witness                                               Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.


May 7, 1997                                             Arthur J. Pugh
Date                                                    Signature




Charles E. Diehl                                        Arthur J. Pugh
Witness                                                 Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1994                                          Frederick T. Borts
Date                                                 Signature




John G. Guffey, Jr.                                  Frederick T. Borts
Witness                                              Name of Trustee/Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1994                                            Douglas E. Feldman
Date                                                   Signature




Richard L. Baird, Jr.                                  Douglas E. Feldman
Witness                                                Name of Trustee/Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1994                                         Peter W. Gavian
Date                                                Signature




Reno Martini                                         Peter W. Gavian
Witness                                              Name of Trustee/Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1994                                            David R. Rochat
Date                                                   Signature




                                                       David  R. Rochat
Witness                                                Name of Trustee/Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1994                                           D. Wayne Silby
Date                                                  Signature




Frederick T. Borts                                    D. Wayne Silby
Witness                                               Name of Trustee/Director

                           POWER OF ATTORNEY

         I, the undersigned Officer of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



March 1, 1995                                             Ronald  M. Wolfsheimer
Date                                                      Signature




Katherine Stoner                                          Ronald M. Wolfsheimer
Witness                                                   Name of Officer